UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 1, 2013

Date of report (date of earliest event reported)

Zoetis Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35797	46-0696167
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

100 Campus Drive

Florham Park, New Jersey 07932

(Address of principal executive offices) (Zip Code)

(973) 822-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2013, Louise Parent was appointed to class I of the board of directors, to serve in such capacity until her successor is appointed or qualified or until her resignation or removal. The appointment follows the resignation on June 24, 2013 of certain directors immediately prior to Pfizer’s acceptance of shares tendered in connection with the exchange offer pursuant to which Pfizer disposed of all of the shares of common stock of Zoetis Inc. (“Zoetis” or the “Company”) owned by Pfizer. Ms. Parent will serve on the Company’s Compensation Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOETIS INC.

By:	/s/ Heidi C. Chen
Name:	Heidi C. Chen
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: August 7, 2013